EXHIBIT 10.3

AMENDMENT NO. 8 TO

SENIOR SECURED CONVERTIBLE REDEEMABLE DEBENTURE

DATED DECEMBER 12, 2017

This AMENDMENT NO. 8 TO SENIOR SECURED CONVERTIBLE REDEEMABLE DEBENTURE dated DECEMBER 12, 2017 (this “Amendment”) is made and entered into as of December 7, 2022, by and between Clayton A. Struve (the “Holder”) and Know Labs, Inc., a Nevada corporation f/k/a Visualant, Incorporated (the “Company”).

RECITALS

WHEREAS, the Company is a party to that certain Senior Secured Convertible Redeemable Debenture, dated December 12, 2017, as amended (as so amended, the “Debenture”), payable to Holder (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Debenture);

WHEREAS, the Debenture currently has a Maturity Date of September 30, 2022; and

WHEREAS, the Holder and the Company wish to amend the Debenture to extend the Maturity Date by one year, in exchange for which the Company will agree to extend the termination date of warrants held by the Holder by one year, pursuant to the terms and conditions of an Extension of Warrant Agreement to be entered into between the Company and the Holder simultaneously with this Amendment (the “Extension Agreement”).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to the following.

1. Amendment of Maturity Date. Subject to and in exchange for the Company’s entry into the Extension Agreement, the Maturity Date of the Debenture is hereby amended to September 30, 2023.

2. Effect of Amendment. The parties hereto agree that the amendments described above are effective retroactively to September 30, 2022. Except as specifically set forth in this Amendment, the terms of the Debenture remain in full force and effect.

3. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Company:		Holder:

KNOW LABS, INC.		CLAYTON A. STRUVE

By:	/s/ Ronald P. Erickson	By:	/s/ Clayton A. Struve
Name:	Ronald P. Erickson		Clayton A. Struve
Title:	Chairman